                                                              EXHIBIT 99.(a)(14)

                     MORGAN STANLEY INSTITUTIONAL FUND, INC.

                            CERTIFICATE OF CORRECTION

     MORGAN STANLEY INSTITUTIONAL FUND, INC., a Maryland corporation (the "Corporation"), hereby certifies to the Maryland State Department of Assessments and Taxation (the "Department") that:

     FIRST: The title of the document being corrected is Articles Supplementary to the Articles of Amendment and Restatement (the "Articles Supplementary").

     SECOND: The Corporation is the only party to the Articles Supplementary.

     THIRD: The Articles Supplementary were filed with the Department on March 5, 2002.

     FOURTH: The Articles Supplementary contained typographical errors, errors of transcription or other errors and the Corporation desires to correct such errors by filing this Certificate of Correction.

     FIFTH: An error appears in Article SECOND of the Articles Supplementary which reads as follows:

     "SECOND: The Board of Directors of the Corporation at a meeting duly convened and held on October 18, 2001 adopted a resolution adding one portfolio and increasing the total number of shares of stock which the Corporation shall have the authority to issue from forty billion, five hundred thousand (40,500,000,000) shares of common stock, par value $.001 per share, having an aggregate par value of forty million, five hundred thousand dollars ($40,500,000) designated and classified in thirty-three portfolios as follows:

                                                              NUMBER OF SHARES
                                                              OF COMMON STOCK
                                                              CLASSIFIED AND
     NAME OF CLASS                                            ALLOCATED
     -------------                                          --------------------
     Money Market Portfolio - Class A                       4,000,000,000 shares
     Money Market Portfolio - Class B                       2,000,000,000 shares
     Municipal Money Market Portfolio - Class A             4,000,000,000 shares
     Small Company Growth Portfolio - Class A                 500,000,000 shares
     Small Company Growth Portfolio - Class B                 500,000,000 shares
     International Equity Portfolio - Class A                 500,000,000 shares
     International Equity Portfolio - Class B                 500,000,000 shares
     Value Equity Portfolio - Class A                         500,000,000 shares
     Value Equity Portfolio - Class B                         500,000,000 shares
     Fixed Income Portfolio - Class A                         500,000,000 shares
     Fixed Income Portfolio - Class B                         500,000,000 shares
     Balanced Portfolio - Class A                             500,000,000 shares


     Balanced Portfolio - Class B                             500,000,000 shares
     Global Equity Portfolio - Class A                        500,000,000 shares
     Global Equity Portfolio - Class B                        500,000,000 shares
     Global Fixed Income Portfolio - Class A                  500,000,000 shares
     Global Fixed Income Portfolio - Class B                  500,000,000 shares
     European Equity Portfolio - Class A                      500,000,000 shares
     European Equity Portfolio - Class B                      500,000,000 shares
     Equity Growth Portfolio - Class A                        500,000,000 shares
     Equity Growth Portfolio - Class B                        500,000,000 shares
     Asian Equity Portfolio - Class A                         500,000,000 shares
     Asian Equity Portfolio - Class B                         500,000,000 shares
     Active International Allocation Portfolio - Class A      500,000,000 shares
     Active International Allocation Portfolio - Class B      500,000,000 shares
     International Small Cap Portfolio - Class A            1,000,000,000 shares
     High Yield Portfolio - Class A                           500,000,000 shares
     High Yield Portfolio - Class B                           500,000,000 shares
     Emerging Markets Portfolio - Class A                     500,000,000 shares
     Emerging Markets Portfolio - Class B                     500,000,000 shares
     Small Cap Value Equity Portfolio - Class A               500,000,000 shares
     Small Cap Value Equity Portfolio - Class B               500,000,000 shares
     Emerging Markets Debt Portfolio - Class A                500,000,000 shares
     Emerging Markets Debt Portfolio - Class B                500,000,000 shares
     Mortgage-Backed Securities Portfolio - Class A           500,000,000 shares
     Mortgage-Backed Securities Portfolio - Class B           500,000,000 shares
     Municipal Bond Portfolio - Class A                       500,000,000 shares
     Municipal Bond Portfolio - Class B                       500,000,000 shares
     Japanese Equity Portfolio - Class A                      500,000,000 shares
     Japanese Equity Portfolio - Class B                      500,000,000 shares
     Gold Portfolio - Class A                                 500,000,000 shares
     Gold Portfolio - Class B                                 500,000,000 shares
     China Growth Portfolio - Class A                         500,000,000 shares
     China Growth Portfolio - Class B                         500,000,000 shares
     Latin American Portfolio - Class A                       500,000,000 shares
     Latin American Portfolio - Class B                       500,000,000 shares
     Focus Equity Portfolio - Class A                         500,000,000 shares
     Focus Equity Portfolio - Class B                         500,000,000 shares
     U.S. Real Estate Portfolio - Class A                     500,000,000 shares
     U.S. Real Estate Portfolio - Class B                     500,000,000 shares
     MicroCap Portfolio - Class A                             500,000,000 shares
     MicroCap Portfolio - Class B                             500,000,000 shares
     International Magnum Portfolio - Class A                 500,000,000 shares
     International Magnum Portfolio - Class B                 500,000,000 shares
     Technology Portfolio - Class A                           500,000,000 shares
     Technology Portfolio - Class B                           500,000,000 shares
     U.S. Equity Plus Portfolio - Class A                     500,000,000 shares
     U.S. Equity Plus Portfolio - Class B                     500,000,000 shares
     Asian Real Estate Portfolio - Class A                    500,000,000 shares
     Asian Real Estate Portfolio - Class B                    500,000,000 shares
     European Real Estate Portfolio - Class A                 500,000,000 shares
     European Real Estate Portfolio - Class B                 500,000,000 shares

     to forty one billion, five hundred thousand ($41,500,000,000) shares of common stock, par value $.001 per share, having an aggregate par value of forty one million, five hundred thousand dollars ($41,500,000) and designated and classified in thirty-four portfolios as follows:

                                                              NUMBER OF SHARES
                                                              OF COMMON STOCK
                                                              CLASSIFIED AND
     NAME OF CLASS                                            ALLOCATED
     -------------                                          --------------------
     Money Market Portfolio - Class A                       4,000,000,000 shares
     Money Market Portfolio - Class B                       2,000,000,000 shares
     Municipal Money Market Portfolio - Class A             4,000,000,000 shares
     Small Company Growth Portfolio - Class A                 500,000,000 shares
     Small Company Growth Portfolio - Class B                 500,000,000 shares
     International Equity Portfolio - Class A                 500,000,000 shares
     International Equity Portfolio - Class B                 500,000,000 shares
     Value Equity Portfolio - Class A                         500,000,000 shares
     Value Equity Portfolio - Class B                         500,000,000 shares
     Fixed Income Portfolio - Class A                         500,000,000 shares
     Fixed Income Portfolio - Class B                         500,000,000 shares
     Balanced Portfolio - Class A                             500,000,000 shares
     Balanced Portfolio - Class B                             500,000,000 shares
     Emerging Markets Advisory Portfolio - Class A            500,000,000 shares
     Global Equity Portfolio - Class A                        500,000,000 shares
     Global Equity Portfolio - Class B                        500,000,000 shares
     Global Fixed Income Portfolio - Class A                  500,000,000 shares
     Global Fixed Income Portfolio - Class B                  500,000,000 shares
     Global Franchise Portfolio - Class A                     500,000,000 shares
     Global Franchise Portfolio - Class B                     500,000,000 shares
     European Equity Portfolio - Class A                      500,000,000 shares
     European Equity Portfolio - Class B                      500,000,000 shares
     Equity Growth Portfolio - Class A                        500,000,000 shares
     Equity Growth Portfolio - Class B                        500,000,000 shares
     Asian Equity Portfolio - Class A                         500,000,000 shares
     Asian Equity Portfolio - Class B                         500,000,000 shares
     Active International Allocation Portfolio - Class A      500,000,000 shares
     Active International Allocation Portfolio - Class B      500,000,000 shares
     International Small Cap Portfolio - Class A            1,000,000,000 shares
     High Yield Portfolio - Class A                           500,000,000 shares
     High Yield Portfolio - Class B                           500,000,000 shares
     Emerging Markets Portfolio - Class A                     500,000,000 shares
     Emerging Markets Portfolio - Class B                     500,000,000 shares
     Small Cap Value Equity Portfolio - Class A               500,000,000 shares
     Small Cap Value Equity Portfolio - Class B               500,000,000 shares
     Emerging Markets Debt Portfolio - Class A                500,000,000 shares
     Emerging Markets Debt Portfolio - Class B                500,000,000 shares
     Mortgage-Backed Securities Portfolio - Class A           500,000,000 shares
     Mortgage-Backed Securities Portfolio - Class B           500,000,000 shares
     Municipal Bond Portfolio - Class A                       500,000,000 shares

                                       3

     Municipal Bond Portfolio - Class B                       500,000,000 shares
     Japanese Equity Portfolio - Class A                      500,000,000 shares
     Japanese Equity Portfolio - Class B                      500,000,000 shares
     Gold Portfolio - Class A                                 500,000,000 shares
     Gold Portfolio - Class B                                 500,000,000 shares
     China Growth Portfolio - Class A                         500,000,000 shares
     China Growth Portfolio - Class B                         500,000,000 shares
     Latin American Portfolio - Class A                       500,000,000 shares
     Latin American Portfolio - Class B                       500,000,000 shares
     Focus Equity Portfolio - Class A                         500,000,000 shares
     Focus Equity Portfolio - Class B                         500,000,000 shares
     U.S. Real Estate Portfolio - Class A                     500,000,000 shares
     U.S. Real Estate Portfolio - Class B                     500,000,000 shares
     MicroCap Portfolio - Class A                             500,000,000 shares
     MicroCap Portfolio - Class B                             500,000,000 shares
     International Magnum Portfolio - Class A                 500,000,000 shares
     International Magnum Portfolio - Class B                 500,000,000 shares
     Technology Portfolio - Class A                           500,000,000 shares
     Technology Portfolio - Class B                           500,000,000 shares
     U.S. Equity Plus Portfolio - Class A                     500,000,000 shares
     U.S. Equity Plus Portfolio - Class B                     500,000,000 shares
     Asian Real Estate Portfolio - Class A                    500,000,000 shares
     Asian Real Estate Portfolio - Class B                    500,000,000 shares
     European Real Estate Portfolio - Class A                 500,000,000 shares
     European Real Estate Portfolio - Class B                 500,000,000 shares

     SIXTH: Article SECOND of the Articles Supplementary, as corrected, reads as follows:

     "SECOND: The Board of Directors of the Corporation at a meeting duly convened and held on October 18, 2001 adopted a resolution adding one portfolio and increasing the total number of shares of stock which the Corporation shall have the authority to issue from forty billion (40,000,000,000) shares of common stock, par value $.001 per share, having an aggregate par value of forty million dollars ($40,000,000) designated and classified in thirty-two portfolios as follows:

                                                              NUMBER OF SHARES
                                                              OF COMMON STOCK
                                                              CLASSIFIED AND
     NAME OF CLASS                                            ALLOCATED
     -------------                                          --------------------
     Money Market Portfolio - Class A                       4,000,000,000 shares
     Money Market Portfolio - Class B                       2,000,000,000 shares
     Municipal Money Market Portfolio - Class A             4,000,000,000 shares
     Small Company Growth Portfolio - Class A                 500,000,000 shares
     Small Company Growth Portfolio - Class B                 500,000,000 shares
     International Equity Portfolio - Class A                 500,000,000 shares
     International Equity Portfolio - Class B                 500,000,000 shares
     Value Equity Portfolio - Class A                         500,000,000 shares

                                       4

     Value Equity Portfolio - Class B                         500,000,000 shares
     Fixed Income Portfolio - Class A                         500,000,000 shares
     Fixed Income Portfolio - Class B                         500,000,000 shares
     Balanced Portfolio - Class A                             500,000,000 shares
     Balanced Portfolio - Class B                             500,000,000 shares
     Global Equity Portfolio - Class A                        500,000,000 shares
     Global Equity Portfolio - Class B                        500,000,000 shares
     Global Fixed Income Portfolio - Class A                  500,000,000 shares
     Global Fixed Income Portfolio - Class B                  500,000,000 shares
     European Equity Portfolio - Class A                      500,000,000 shares
     European Equity Portfolio - Class B                      500,000,000 shares
     Equity Growth Portfolio - Class A                        500,000,000 shares
     Equity Growth Portfolio - Class B                        500,000,000 shares
     Asian Equity Portfolio - Class A                         500,000,000 shares
     Asian Equity Portfolio - Class B                         500,000,000 shares
     Active International Allocation Portfolio - Class A      500,000,000 shares
     Active International Allocation Portfolio - Class B      500,000,000 shares
     International Small Cap Portfolio - Class A            1,000,000,000 shares
     High Yield Portfolio - Class A                           500,000,000 shares
     High Yield Portfolio - Class B                           500,000,000 shares
     Emerging Markets Portfolio - Class A                     500,000,000 shares
     Emerging Markets Portfolio - Class B                     500,000,000 shares
     Small Cap Value Equity Portfolio - Class A               500,000,000 shares
     Small Cap Value Equity Portfolio - Class B               500,000,000 shares
     Emerging Markets Debt Portfolio - Class A                500,000,000 shares
     Emerging Markets Debt Portfolio - Class B                500,000,000 shares
     Mortgage-Backed Securities Portfolio - Class A           500,000,000 shares
     Mortgage-Backed Securities Portfolio - Class B           500,000,000 shares
     Municipal Bond Portfolio - Class A                       500,000,000 shares
     Municipal Bond Portfolio - Class B                       500,000,000 shares
     Japanese Equity Portfolio - Class A                      500,000,000 shares
     Japanese Equity Portfolio - Class B                      500,000,000 shares
     Gold Portfolio - Class A                                 500,000,000 shares
     Gold Portfolio - Class B                                 500,000,000 shares
     China Growth Portfolio - Class A                         500,000,000 shares
     China Growth Portfolio - Class B                         500,000,000 shares
     Latin American Portfolio - Class A                       500,000,000 shares
     Latin American Portfolio - Class B                       500,000,000 shares
     Focus Equity Portfolio - Class A                         500,000,000 shares
     Focus Equity Portfolio - Class B                         500,000,000 shares
     U.S. Real Estate Portfolio - Class A                     500,000,000 shares
     U.S. Real Estate Portfolio - Class B                     500,000,000 shares
     MicroCap Portfolio - Class A                             500,000,000 shares
     MicroCap Portfolio - Class B                             500,000,000 shares
     International Magnum Portfolio - Class A                 500,000,000 shares
     International Magnum Portfolio - Class B                 500,000,000 shares
     Technology Portfolio - Class A                           500,000,000 shares
     Technology Portfolio - Class B                           500,000,000 shares
     U.S. Equity Plus Portfolio - Class A                     500,000,000 shares
     U.S. Equity Plus Portfolio - Class B                     500,000,000 shares
     Asian Real Estate Portfolio - Class A                    500,000,000 shares

                                       5

     Asian Real Estate Portfolio - Class B                    500,000,000 shares
     European Real Estate Portfolio - Class A                 500,000,000 shares
     European Real Estate Portfolio - Class B                 500,000,000 shares

     to forty-one billion (41,000,000,000) shares of common stock, par value $.001 per share, having an aggregate par value of forty-one million dollars ($41,000,000) and designated and classified in thirty-three portfolios as follows:

                                                              NUMBER OF SHARES
                                                              OF COMMON STOCK
                                                              CLASSIFIED AND
     NAME OF CLASS                                            ALLOCATED
     -------------                                          --------------------
     Money Market Portfolio - Class A                       4,000,000,000 shares
     Money Market Portfolio - Class B                       2,000,000,000 shares
     Municipal Money Market Portfolio - Class A             4,000,000,000 shares
     Small Company Growth Portfolio - Class A                 500,000,000 shares
     Small Company Growth Portfolio - Class B                 500,000,000 shares
     International Equity Portfolio - Class A                 500,000,000 shares
     International Equity Portfolio - Class B                 500,000,000 shares
     Value Equity Portfolio - Class A                         500,000,000 shares
     Value Equity Portfolio - Class B                         500,000,000 shares
     Fixed Income Portfolio - Class A                         500,000,000 shares
     Fixed Income Portfolio - Class B                         500,000,000 shares
     Balanced Portfolio - Class A                             500,000,000 shares
     Balanced Portfolio - Class B                             500,000,000 shares
     Global Equity Portfolio - Class A                        500,000,000 shares
     Global Equity Portfolio - Class B                        500,000,000 shares
     Global Fixed Income Portfolio - Class A                  500,000,000 shares
     Global Fixed Income Portfolio - Class B                  500,000,000 shares
     Global Franchise Portfolio - Class A                     500,000,000 shares
     Global Franchise Portfolio - Class B                     500,000,000 shares
     European Equity Portfolio - Class A                      500,000,000 shares
     European Equity Portfolio - Class B                      500,000,000 shares
     Equity Growth Portfolio - Class A                        500,000,000 shares
     Equity Growth Portfolio - Class B                        500,000,000 shares
     Asian Equity Portfolio - Class A                         500,000,000 shares
     Asian Equity Portfolio - Class B                         500,000,000 shares
     Active International Allocation Portfolio - Class A      500,000,000 shares
     Active International Allocation Portfolio - Class B      500,000,000 shares
     International Small Cap Portfolio - Class A            1,000,000,000 shares
     High Yield Portfolio - Class A                           500,000,000 shares
     High Yield Portfolio - Class B                           500,000,000 shares
     Emerging Markets Portfolio - Class A                     500,000,000 shares
     Emerging Markets Portfolio - Class B                     500,000,000 shares
     Small Cap Value Equity Portfolio - Class A               500,000,000 shares
     Small Cap Value Equity Portfolio - Class B               500,000,000 shares
     Emerging Markets Debt Portfolio - Class A                500,000,000 shares
     Emerging Markets Debt Portfolio - Class B                500,000,000 shares

                                       6

     Mortgage-Backed Securities Portfolio - Class A           500,000,000 shares
     Mortgage-Backed Securities Portfolio - Class B           500,000,000 shares
     Municipal Bond Portfolio - Class A                       500,000,000 shares
     Municipal Bond Portfolio - Class B                       500,000,000 shares
     Japanese Equity Portfolio - Class A                      500,000,000 shares
     Japanese Equity Portfolio - Class B                      500,000,000 shares
     Gold Portfolio - Class A                                 500,000,000 shares
     Gold Portfolio - Class B                                 500,000,000 shares
     China Growth Portfolio - Class A                         500,000,000 shares
     China Growth Portfolio - Class B                         500,000,000 shares
     Latin American Portfolio - Class A                       500,000,000 shares
     Latin American Portfolio - Class B                       500,000,000 shares
     Focus Equity Portfolio - Class A                         500,000,000 shares
     Focus Equity Portfolio - Class B                         500,000,000 shares
     U.S. Real Estate Portfolio - Class A                     500,000,000 shares
     U.S. Real Estate Portfolio - Class B                     500,000,000 shares
     MicroCap Portfolio - Class A                             500,000,000 shares
     MicroCap Portfolio - Class B                             500,000,000 shares
     International Magnum Portfolio - Class A                 500,000,000 shares
     International Magnum Portfolio - Class B                 500,000,000 shares
     Technology Portfolio - Class A                           500,000,000 shares
     Technology Portfolio - Class B                           500,000,000 shares
     U.S. Equity Plus Portfolio - Class A                     500,000,000 shares
     U.S. Equity Plus Portfolio - Class B                     500,000,000 shares
     Asian Real Estate Portfolio - Class A                    500,000,000 shares
     Asian Real Estate Portfolio - Class B                    500,000,000 shares
     European Real Estate Portfolio - Class A                 500,000,000 shares
     European Real Estate Portfolio - Class B                 500,000,000 shares

     SEVENTH: The undersigned Executive Vice President and Principal Executive Officer of the Corporation acknowledges this Certificate of Correction to be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned Executive Vice President and Principal Executive Officer of the Corporation acknowledges that, to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties of perjury.

                            [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the Corporation has caused this Certificate of Correction to be signed in its name and on its behalf by the Executive Vice President and Principal Executive Officer of the Corporation and attested to by its Secretary on this 26th day of April, 2005.

ATTEST:                      MORGAN STANLEY INSTITUTIONAL FUND, INC.


/s/ Mary E. Mullin           By: /s/ Ronald E. Robison                    (SEAL)
---------------------------      -----------------------------------------
Mary E. Mullin                   Ronald E. Robison
Secretary                        Executive Vice President and Principal
                                 Executive Officer